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                                3,750,000 SHARES

                       CAPITAL ENVIRONMENTAL RESOURCE INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                  _____ __, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
RAYMOND JAMES & ASSOCIATES, INC.
SANDERS MORRIS MUNDY INC.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
      Eleven Madison Avenue,
        New York, N.Y.  10010-3629

Dear Sirs:

            1. INTRODUCTORY. Capital Environmental Resource Inc., a company incorporated under the laws of the Province of Ontario, Canada (the "COMPANY"), proposes to issue and sell to the several underwriters named in Schedule A hereto ("UNDERWRITERS"), for whom Credit Suisse First Boston Corporation, Raymond James & Associates, Inc. and Sanders Morris Mundy Inc. are acting as representatives (the "REPRESENTATIVES"), [2,998,725] common shares ("COMPANY FIRM SECURITIES") of its capital stock ("SECURITIES"), and the shareholders of the Company named in Schedule B hereto (collectively the "SELLING SHAREHOLDERS" and each a "SELLING SHAREHOLDER") propose to sell to the underwriters an aggregate of [751,275] shares of the Securities (and together with the Company Firm Securities, "FIRM SECURITIES"), and the Company also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [562,500] additional shares ("OPTIONAL SECURITIES") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES." The Company and each Selling Shareholder hereby agree with the several Underwriters as follows:

            2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND EACH SELLING SHAREHOLDER.

            (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333- ) relating to the
            Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and
            either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered
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            Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration
            Statement is prior to the execution and delivery of this Agreement:
            (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and,


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            if the Effective Time of the Additional Registration Statement is
            prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the Province of Ontario, Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (iv) Each of the Company and its subsidiaries, including those subsidiaries organized as limited liability companies, has been duly incorporated or organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate or other), to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure so to qualify would not have a material adverse effect upon the business, results of operations, prospect or conditions of the Company; all of the issued and outstanding capital stock of, or other ownership interest in, each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of, or other ownership interest in, each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects except those arising under the Company's Amended and Restated Credit Agreement dated as of January 29, 1999 described in the Prospectus and those liens granted to another subsidiary of the Company under the Company's "double dip" tax structure.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and except as disclosed in the Prospectus or as waived, the stockholders of the Company have no preemptive or similar rights with respect to the Securities.


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                  (vi) Except as disclosed in the Prospectus, there are no
            contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (vii) The Offered Securities have been approved for inclusion for quotation on the Nasdaq National Market subject to notice of issuance.

                  (viii) Except as disclosed in the Prospectus or as waived
            pursuant to written waiver, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. All persons possessing such rights have provided the Company with an express written waiver of said rights, and the Company has provided true and correct copies of all such waivers to the Representatives.

                  (ix) No consent, approval, authorization, or order of, or
            filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (x) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (xiii) The Company and its subsidiaries possess those material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them in all material respects and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects,


                                       4
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            properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could have a Material Adverse Effect.

                  (xv) The Company and its subsidiaries own or possess adequate trademarks, trade names, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed in the Prospectus, neither the
            Company nor any of its subsidiaries are not in substantial compliance with material applicable law, statute, rule, regulation or permit decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or natural resources or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), do not, to the knowledge of the Company, own or operate any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any notice, claim or proceeding relating to any environmental laws, which violation, contamination, liability, notice, claim or proceeding would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any circumstances which would lead to such violation, contamination, liability, notice, claim or proceeding.

                  (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and to the Company's knowledge, no such actions, suits or proceedings are threatened.

                  (xviii) The financial statements included in each Registration
            Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xx) The Company is not and, after giving effect to the
            offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.


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

                  (xxi) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxii) The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and
            (B) the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and
            (B) the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and the Company will request Year 2000 compliance certifications from its banks, major vendors and customers.

                  (xxiii) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

            (b) Each Selling Shareholder represents and warrants to, and agrees with, the several Underwriters that:

            (i) Each Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by it on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by it on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by each Selling Shareholder on such Closing Date.

            (ii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between each Selling Shareholder and any person that would give rise to a valid claim against any Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.


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

            (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder and is a valid and binding agreement of each Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

            (iv) The execution and delivery by each Selling Shareholder of, and the performance by each Selling Shareholder of his obligations under this Agreement or the consummation by each Selling Shareholder of any of the transactions contemplated hereby, will not contravene or conflict with, result in a breach of, or constitute a default under, or require the consent of any other party to any agreement or instrument to which each Selling Shareholder is bound or under which he is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to each Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over each Selling Shareholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by each Selling Shareholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Act, applicable state securities or blue sky laws and from the National Association of Securities Dealers ("NASD").

            (v) Each Selling Shareholder has not taken and will not take, directly or indirect, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

            3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $ per share, the respective numbers of shares of Firm Securities set forth below the caption "COMPANY" or "SELLING SHAREHOLDER", as the case may be, and opposite the names of the Underwriters in Schedule A hereto.

            The Company and each Selling Shareholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of the Company and each Selling Shareholder at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, at 10:00 A.M., New York time, on ________, 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of Shearman & Sterling at least 24 hours prior to the First Closing Date.

            In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

            Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the office of Shearman & Sterling referred to above. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of Shearman & Sterling referred to above at a reasonable time in advance of such Optional Closing Date.

            4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus. Each of the Underwriters acknowledges that the Offered Securities have not been qualified for sale in Canada and acknowledges and agrees that it has not and will not offer the Offered Securities for sale in Canada, except pursuant to applicable Canadian securities law exemptions.

            5. CERTAIN AGREEMENTS OF THE COMPANY AND EACH SELLING SHAREHOLDER. The Company, and in the case of paragraphs (h), (i), (k) and (l) below, each Selling Shareholder severally, and not jointly, agree with the several Underwriters that:

            (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

            The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

            (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earning statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company and each Selling Shareholder will pay the expenses of printing and distributing to the Underwriters all such documents.

            (f) The Company will arrange for the qualification of the Offered Securities for offer and sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

            (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

            (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and each Selling Shareholder will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel for each Selling Shareholder in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under the laws of such jurisdictions designated by CSFBC as provided in Section 5(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Securities on the Nasdaq National Market, (vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company and travel and lodging expenses of the representatives and officers of the Company and any such consultants, and one-half of the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company and each Selling Shareholder hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section and Section 7 entitled "Indemnification and Contribution", the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

            The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and each Selling Shareholder may otherwise have for the allocation of such expenses between themselves.

            (i) The Company and each Selling Shareholder will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company and each Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or each Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company and each Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

            (j) For a period of 180 days after the First Closing Date, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except (i) issuances of Securities pursuant to the exercise of warrants or options, in each case outstanding on the date hereof, (ii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, (iii) issuances of Securities pursuant to the exercise of such options or (iv) the issuance of up to 2,600,000 Securities ("Acquisition Securities") pursuant to a shelf registration statement filed by the Company with the Commission after the Closing Date in connection with business acquisitions by the Company, PROVIDED that if any Acquisition Securities are to be issued by the Company within 180 days after the date of the Prospectus, the Company, as a condition to such issuance, shall obtain from the person or persons to whom such Acquisition Securities are to be issued an executed Lock-up Agreement (as defined in Section 6 hereof).

            (k) Each Selling Shareholder agrees to deliver to CSFBC, attention:
      Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            (l) Each Selling Shareholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC.

            6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and each Selling Shareholder herein, to the accuracy of the statements of Company officers and of the Selling Shareholder made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their obligations hereunder and to the following additional conditions precedent:

            (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and financial statement schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                        (B) for the period from the closing date of the latest
                  income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, and with the period of corresponding length ended the date of the latest statement of operations included in the Prospectus, in revenues, income from operations or increase in net loss or per share amounts of net loss, except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iii) they have compared specified dollar amounts (or
            percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

            (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
      Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of each Selling Shareholder, Company or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, prospects, properties or results of operations of the Company or its subsidiaries taken as one enterprise which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq Stock Market National Market, or any setting of minimum prices for trading on either such exchange or in such market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, New York or Canadian federal or provincial authorities; or (v) any outbreak or escalation of major hostilities in which the United States or Canada is involved, any declaration of war by Congress, the Prime Minister and/or Parliament or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (d) The Representatives shall have received an opinion, dated such Closing Date, of Morgan, Lewis & Bockius LLP, United States counsel for the Company, to the effect that:

                  (i) Except as disclosed in the Prospectus or as expressly
            provided for by written waiver to the Company, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

                  (ii) The Company is not and, after giving effect to the
            offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                  (iii) No consent, approval, authorization or order of, or
            filing with, any United States governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company or each Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (iv) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any United States statute, rule, regulation or order of any United States governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject;

                  (v) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statements and Prospectus under the captions "Risk Factors - We are subject to changing environmental regulation, which may make it difficult for us to obtain or maintain the permits and approvals we need to operate.", "Business - Regulation - United States Regulation" and "Tax Consequences - United States Federal Income Tax Consideration," of United States statutes, legal and governmental proceedings and the descriptions in the Registration Statements and Prospectus under the captions "Certain Transactions" of contracts and other documents are accurate and fairly present in all material respects, the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

                  (vi) Each United States subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each United States subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect upon the business, results of operations, prospects or condition of the Company; all of the issued and outstanding capital stock of each United States subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary is owned by the Company, directly or through subsidiaries, to the best of such counsel's knowledge free from liens, encumbrances and defects except those arising under the Company's Amended and Restated Credit Agreement dated as of January 29, 1999 described in the Prospectus and those liens granted to another subsidiary of the Company under the Company's "double dip" tax structure; and

                  (vii) This Agreement has been duly delivered by the Company.

            In rendering such opinion, Morgan, Lewis & Bockius LLP may rely as to all matters governed by Canadian law upon the opinion of Tory Tory DesLauriers & Binnington.

            In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the company, at which conferences the contents of the Registration Statement and the Prospectus and related maters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) The Representatives shall have received an opinion, dated such Closing Date, of Tory Tory DesLauriers & Binnington, Canadian counsel for the Company to the effect that:

                  (i) The Company has been duly incorporated and is validly
            existing under the laws of the Province of Ontario, Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                  (ii) The Offered Securities delivered on such Closing Date
            [and all other outstanding shares of the Common Stock of the Company] have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive or similar rights with respect to the Securities;

                  (iii) The descriptions in the Registration Statements and
            Prospectus in "Risk Factors - We are subject to changing environmental regulation which may make it difficult for us to obtain or maintain the permits and approvals we need to operate;" "Business - Regulation - Canadian Regulation," "Business - Exchange Controls," and "Tax Consequences - Canadian Federal Income Tax Considerations for United States Tax Investors," of Canadian statutes, legal and governmental proceedings and the descriptions in the Registration Statements and Prospectus under the captions "Certain Transactions" of contracts and other documents are accurate and fairly present in all material respects, the information shown;

                  (iv) The Company holds all material licenses, certificates and permits from federal governmental authorities in Canada and provincial authorities in the Province of Ontario which are necessary to the conduct of its business;

                  (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court of Canada or the Province of Ontario is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company;

                  (vi) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any Canadian or Province of Ontario statute, rule, regulation or order of any governmental agency or body or any court of Canada or the Province of Ontario having jurisdiction over the Company or any subsidiary of the Company formed under the laws of Canada or the Province of Ontario or any of their properties or (B) the charter or by-laws of the Company or any such subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                  (vii) Each subsidiary of the Company which is incorporated under the laws of Canada or the Province of Ontario has been duly incorporated and is an existing corporation in good standing under such laws of Canada or the Province of Ontario, as the case may be, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (viii) Except as disclosed in the Prospectus, under current
            Canadian federal or Ontario provincial laws and regulations, all dividends and other distributions declared and payable on the Offered Securities may be paid by the Company to the holder thereof in United States dollars or Canadian Dollars that may be converted into foreign currency and freely transferred out of Canada and all such payments made to holders thereof or therein who are non-residents of Canada will not be subject to income, withholding or other taxes under Canadian federal or Ontario provincial laws and regulations thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Canada and without the necessity of obtaining any Canadian federal or Ontario provincial governmental authorization; and

                  (ix) This Agreement has been duly executed by the Company.

            (f) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Shearman

      & Sterling may rely as to all matters governed by Canadian law upon the opinion of Tory Tory DesLauriers & Binnington.

            (g) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer, the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (h) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

            (i) The Representatives shall have received an opinion, dated such Closing Date, of _______, counsel for each Selling Shareholder, to the effect that:

                  (i) Each Selling Shareholder had valid and unencumbered title to the Offered Securities delivered by each Selling Shareholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by each Selling Shareholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from each Selling Shareholder on such Closing Date hereunder, except for any pledge or lien in respect of the Offered Securities created by any Underwriter;

                  (ii) No consent, approval, authorization or order of, or
            filing with, any governmental agency or body or any court is required to be obtained or made by each Selling Shareholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by each Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (iii) The execution, delivery and performance of this
            Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule,regulation or order of any governmental agency or body or any court having jurisdiction over each Selling Shareholder or any of his properties or any agreement or instrument to which each Selling Shareholder is a party or by which each Selling Shareholder is bound or to which any of the properties of each Selling Shareholder is subject; and

                  (iv) This Agreement has been duly authorized, executed and delivered by each Selling Shareholder.

            (j) The Representatives shall have examined an opinion, dated such Closing Date, of E. Joy Grahek, General Counsel of the Company to the effect that:

                  (i) The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                  (ii) Except as disclosed in the Prospectus or as expressly provided for by written waiver to the Company, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

                  (iii) The execution, delivery and performance of this
            Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Canadian or Province of Ontario statute, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company formed under the laws of Canada or the Province of Ontario or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company is subject; and

                  (iv) Each subsidiary of the Company is duly qualified to do business and in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have an adverse material effect upon the business, results of operations, prospects or condition of the Company; all of the issued and outstanding capital stock of each Canadian and Ontario provincial subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such subsidiary is owned by the Company, directly or through subsidiaries, to the best knowledge of such counsel free from liens, encumbrances and defects except those arising under the Company's Amended and Restated Credit Agreement dated as of January 29, 1999 described in the Prospectus and those liens granted to another subsidiary of the Company under the Company's "double dip" tax structure.

            (k) The Representatives shall have received written agreements in the form of Exhibit I hereto (collectively, "Lock-up Agreements") from the holders all outstanding Securities, and all securities convertible into or exercisable or exchangeable for Securities, that restrict such holders from selling, making any short sale of, granting any option for the purchase of, or otherwise transferring or disposing of, any of such Securities, or any such securities convertible into or exercisable or exchangeable for Securities (other than the Securities to be sold by the Selling Stockholders in accordance with the terms hereof), for a period of 180 days after the date of the Prospectus without the prior written consent of CSFBC; and the Company shall have imposed a stop-transfer instruction with the Company's transfer agent in order to enforce the foregoing Lock-Up Agreements.

            (l) The Representatives shall have received such other documents and certificates as are reasonably requested by themselves or their counsel.

            (m) The Representatives shall have examined an opinion, dated such Closing Date, of [________], Canadian Counsel of the Company to the effect that:

                  (i) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any Province of Alberta or British Columbia statute, rule, regulation or order of any governmental agency or body or any court of the Province of Alberta or British Columbia having jurisdiction over the Company or any subsidiary of the Company formed under the laws of the Province of Alberta or British Columbia or any of their properties or (B) the charter or by-laws of the Company or any such subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                  (ii) Each subsidiary of the Company which is incorporated
            under the laws of the Province of Alberta or British Columbia has been duly incorporated and is an existing corporation in good standing under such laws of the Province of Alberta or British Columbia, as the case may be, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and

                  (iii) Each subsidiary of the Company is duly qualified to do business and in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have an adverse material effect upon the business, results of operations, prospects or condition of the Company; all of the issued and outstanding capital stock of each Alberta or British Columbia provincial subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such subsidiary is owned by the Company, directly or through subsidiaries, to the best knowledge of such counsel free from liens, encumbrances and defects except those arising under the Company's Amended and Restated Credit Agreement dated as of January 29, 1999 described in the Prospectus and those liens granted to another subsidiary of the Company under the Company's "double dip" tax structure.

Each Selling Shareholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

            7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any reasonable legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and FURTHER PROVIDED that the foregoing indemnity agreement with respect to any untrue statement or omission or alleged untrue statement or omission in any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

            (b) Each Selling Shareholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, but (x) only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and (y) only to the extent of the gross proceeds received by such Selling Shareholders from the offering of the Offered Securities; PROVIDED, HOWEVER, that each Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

            (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or each Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus under the caption "Underwriting" furnished on behalf of each Underwriter: (i) the concession and reallowance figures appearing in the 4th paragraph, (ii) the 6th paragraph with respect to discretionary sales, and (iii) the 11th paragraph with respect to stabilization.

            (d) Promptly after receipt by an indemnified party under this Section or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above or
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless (i) such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not contain a statement of fault or culpability or a failure to act on behalf of an indemnified party.

            (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and each Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and each Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, each Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no

Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (f) The obligations of the Company and each Selling Shareholder under this Section or Section 9 shall be in addition to any liability which the Company and each Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as defined below) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

            8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and each Selling Shareholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and each Selling Shareholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or each Selling Shareholder except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

            9. QUALIFIED INDEPENDENT UNDERWRITER. The Company hereby confirms that at its request CSFBC has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Offered Securities. The Company and each Selling Shareholder will severally and not jointly indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred and provided, further, that a Selling Shareholder shall only be subject to liability under this Section to the extent such liability arises out of or is based upon any untrue statement or alleged untrue statement or upon an omission or alleged omission based upon information provided by such Selling Shareholder or contained in a representation or warranty given by such Selling Shareholder in this Agreement; and provided, further, that the liability under this Section of each Selling Shareholder shall be limited to an amount equal to the aggregate gross proceeds to each Selling Shareholder from the sale of Securities sold by each Selling Shareholder hereunder.

            10. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of each Selling Shareholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, each Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and each Selling Shareholder shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company, each Selling Shareholder and the Underwriters pursuant to Section 7 and the obligations of the Company and each Selling Shareholder pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and each Selling Shareholder will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

            11. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1005 Skyview Drive, Burlington, Ontario L7P 5BI Canada, Attention: General Counsel; or, if sent to each Selling Shareholder, will be mailed, delivered or telegraphed and confirmed to _________ at _________________; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

            12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

            13. REPRESENTATION OF UNDERWRITERS. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

            14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            The Company hereby irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (a "NEW YORK COURT"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in _______________ or the __________. The Company irrevocably appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 11, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

            The obligation of the Company or each Selling Shareholder in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and each Selling Shareholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or each Selling Shareholder an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

            If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among each Selling Shareholder, the Company and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          CAPITAL ENVIRONMENTAL RESOURCE INC.


                                          By
                                            ------------------------------------
                                                       [INSERT TITLE]


                                          L&S BISHOP ENTERPRISES INC.


                                          By
                                            ------------------------------------


                                          GRANVIN INVESTMENTS INC.


                                          By
                                            ------------------------------------


                                          9043 - 8284 QUEBEC INC.


                                          By
                                            ------------------------------------


                                          ABCO/KINGSWOOD


                                          By
                                            ------------------------------------


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

      CREDIT SUISSE FIRST BOSTON CORPORATION
      RAYMOND JAMES & ASSOCIATES, INC.
      SANDERS MORRIS MUNDY INC.

      Acting on behalf of themselves and as the Representatives of the several Underwriters

      By   CREDIT SUISSE FIRST BOSTON CORPORATION


      By
        -----------------------------------------
                    [INSERT TITLE]

                                   SCHEDULE A

                                           NUMBER OF FIRM SECURITIES       TOTAL
                                                 TO BE SOLD BY           NUMBER OF
                                           -------------------------  FIRM SECURITIES
                                                         SELLING           TO BE
               UNDERWRITER                   COMPANY   STOCKHOLDER       PURCHASED
               -----------                   -------   -----------       ---------
Credit Suisse First Boston Corporation....
Raymond James & Associates, Inc...........
Sanders Morris Mundy Inc..................



                                             -------   -----------       ---------
      Total...............................
                                             =======   ===========       =========

                                   SCHEDULE B

SELLLING SHAREHOLDERS:

Granvin Investments Inc.

L&S Bishop Enterprises Inc.

9043-8284 Quebec Inc.

ABCO/Kingswood